SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (Date of Earliest Event Reported) February 12, 1998
                                                        -----------------
                             COLUMBUS ENERGY CORP.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Colorado                1-9872                   84-0891713
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission               (IRS Employer
      of Incorporation)         File Number)            Identification No.)


             1660 Lincoln Street, Denver, Colorado        80264
--------------------------------------------------------------------------------
           (Address of Principal Executive Offices)     (Zip Code)


                                 (303) 861-5252
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                   No Change
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report

ITEM 5. OTHER EVENTS

     At a regular meeting held on February 12, 1998, the Company's Board of Directors adopted a resolution amending Article II, Section 1, of the By-laws providing that the annual meeting of shareholders shall be held at 9:30 a.m. on the first Thursday in May in each year beginning with the year 1998.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (C)Exhibits:

          3(B) Corporate By-laws, amended February 12, 1998.





                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                   COLUMBUS ENERGY CORP.
                                               -----------------------------
                                                       (Registrant)



                                        By /s/ H. C. Gutjahr
                                               -----------------------------
                                               H. C. Gutjahr
                                               Corporate Secretary

Date February 20, 1998
     -----------------

                                                                    EXHIBIT 3(b)


                                 B Y - L A W S
                                       OF
                             COLUMBUS ENERGY CORP.

                                   ARTICLE I.
                                    Offices
                                    -------

     The principal office of the corporation shall be located in the City and County of Denver at Suite 2400, Lincoln Center Building, 1660 Lincoln Street, Denver, Colorado 80264.


     The corporation may have such other offices, either within or outside Colorado, as the Board of Directors may designate or as the business of the corporation may require from time to time.


     The registered office of the corporation required by the Colorado Corporation Code to be maintained in Colorado may be, but need not be, identical with the principal office if in Colorado, and the address of the registered office may be changed from time to time by the Board of Directors.


                                   ARTICLE II.
                                  Shareholders
                                  ------------

     Section 1. Annual Meetings. The annual meeting of the shareholders shall be held at 9:30 o'clock in the morning an the first Thursday in May in each year, beginning with the year 1998, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in Colorado, such meeting shall be held on the next succeeding business day. If the election of directors is not held on the day designated herein for any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as it may conveniently be held.

     A shareholder may apply to any court of competent jurisdiction in Colorado to seek an order that a shareholders meeting be held: (i) if an annual meeting was not held within six (6) months after the end of the corporation's fiscal year or fifteen (15) months after its last annual meeting, whichever is earlier, or (ii) if the shareholder participated in a proper call for a special meeting and notice of the special meeting was not given within thirty (30) days after the date the demand was delivered to the corporation's Secretary or the special meeting was not held in accordance with the notice.

     Section 2. Special Meetings. Special meetings of shareholders, for any purpose unless otherwise prescribed by statute, may be called by the Chief Executive Officer, the President or by the Board of Directors, and shall be called by one or more of the foregoing at the request of the holders of not less than one-tenth of all the outstanding shares of the corporation entitled to vote at the meeting.

     Section 3. Place of Meeting. The Board of Directors may designate any place, either within or outside Colorado, as the place for any annual meeting or for any special meeting called by the Board of Directors. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or outside Colorado, as the place for such meeting. If no designation is made, or if a special meeting shall be called otherwise than by the Board, the place of meeting shall be the principal office of the corporation in Colorado.

     Section 4. Notice of Meeting. Written or printed notice stating the place, day and hour of the meeting, and, in case of a special meeting or as otherwise required by the Colorado Corporation Code, the purpose for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty(60)days before the date of the meeting, except to the extent that a longer notice period is required by the Colorado Corporation Code. Notice shall be delivered either personally or by mail, by or at the direction of the Chief Executive Officer, the President, or the Secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

     If requested by the person or persons lawfully calling such meeting, the Secretary shall give notice thereof at corporate expense. No notice need be sent to any shareholder of record if three successive letters mailed to the last known address of such shareholder have been returned as undeliverable until such time as another address for such shareholder is provided to the corporation by such shareholder. In order to be entitled to receive notice of any meeting, a shareholder shall advise the corporation in writing of any change in such shareholder's mailing address as shown on the corporation's books and records.

     When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place of such meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty
(30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

     By attending a meeting, either in person or by proxy, a shareholder waives objection to lack of notice or defective notice of meeting unless the shareholder, at the beginning of the meeting, objects to the holding of the meeting or the transacting of business at the meeting. By attending the meeting, the shareholder also waives any objection to consideration at the meeting of a matter not within the purpose or purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented.

     Section 5. Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than seventy (70) days. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof.

     Section 6. Voting Lists. The officer or agent having charge of the stock transfer books for shares of the corporation shall make, at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each. For a period of ten (10) days prior to such meeting, this list shall be kept on file at the principal office of the corporation, whether within or outside Colorado, and shall be subject to inspection for any purpose germane to the meeting by any person who is a holder of record of shares or of voting trust certificates therefor at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder for any purpose germane to the meeting during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such List or transfer books or to vote at any meeting of shareholders.

     Section 7. Certification Procedure for Beneficial Owners. The Board of Directors may adopt by resolution a procedure whereby a shareholder of the corporation may certify in writing to the corporation that all or a portion of the shares registered in the name of such shareholder are held for the account of a specified person or persons. The resolution shall set forth: (i) the classification of shareholder who may certify; (ii) the purpose or purposes for which the certificate may be made; (iii) the form of certification and the information to be contained therein; (iv) if the certification is with respect to a record date or closing of the stock transfer books, the time within which the certification must be received by the corporation; and (v) such other provisions with respect to the procedure that the Board deems necessary or desirable. Upon receipt by the corporation of a certificate complying with this procedure, the persons specified in the certification shall be deemed, for the purpose or purposes set forth in the certification, to be the holders of record of the number of shares specified in place of the shareholder making the certification.

     Section 8. Quorum and Manner of Acting. One-third of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If less than one-third of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice for a period not to exceed sixty (60) days at any one adjournment. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

     If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by law or the Articles of Incorporation.

     Section 9. Proxies. At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the corporation before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

     Section 10. Voting of Shares. Each outstanding share, regardless of class, shall be entitled to one vote, except in the election of directors, and each fractional share shall be entitled to a corresponding fractional vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Articles of Incorporation as permitted by the Colorado Corporation Code. Cumulative voting shall not be permitted. Each record holder of stock shall be entitled to vote at such election having as many votes for each of the shares owned by him as there are directors to be elected and for whose election he has the right to vote.


     Section 11. Voting of Shares by Certain Holders. Neither treasury shares, nor shares held by another corporation if a majority of the shares entitled to vote for the election of directors of such other corporation is held by this corporation shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time.


     Redeemable shares which have been called for redemption shall not be entitled to vote on and after the date on which written notice of redemption has been mailed to shareholders and a sum sufficient to redeem such shares has been deposited with a bank or trust company with irrevocable instruction and authority to pay the redemption price to the holders of the shares upon surrender of certificates therefor.

     Shares standing in the name of another corporation may be voted by such officer, agent, or proxy as the By-Laws of such corporation may prescribe or, in the absence of such provision, as the board of directors of such corporation may determine.

     Shares entitled to vote and held by a personal representative, custodian, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if he is authorized to vote the shares in an appropriate order of the court by which the receiver was appointed. Unless the Secretary of the corporation is given written notice of alternative voting provisions and is furnished with a copy of the instrument or order wherein the alternate voting provisions are stated, if shares or other securities having voting power are held of record in the name of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, voting with respect to the shares shall have the following effect: (i) if only one person votes, his vote binds all; (ii) if two or more persons vote, the act of the majority in interest so voting binds all; or (iii) if two or more persons vote, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionately, or any person voting the shares of a beneficiary, if any, may apply to any court of competent jurisdiction in the State of Colorado to appoint an additional person to act with the persons so voting the shares. The shares shall then be voted as determined by a majority of such persons and the person appointed by the court. If a tenancy is held in unequal interests, a majority or even split for the purpose of this item (iii) of this Section shall be a majority or even split in interest. All other shares may be voted only by the record holder thereof, except as may be otherwise required by the laws of Colorado.

     Section 12. Informal Action by Shareholders. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if a consent (or counterparts thereof) in writing setting forth the action so taken shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof and delivered to the Secretary of the corporation for inclusion in the minutes or for filing with the corporate records. Such consent shall have the same force and effect as a unanimous vote of the shareholders, and may be stated as such in any document. Action taken under this Section is effective when all shareholders entitled to vote have signed the consent unless the consent specifies a different effective date. The record date for determining shareholders entitled to take action without a meeting is the date the first shareholder signs the consent.

     Section 13. Conduct of Meetings of Shareholders. The chairman of the annual or any special meeting of the shareholders shall be the Chairman of the Board or the President of the corporation (or such other person as may be designated by the Board of Directors).

     The chairman of the meeting shall appoint at least three persons to act as inspectors of election at the meeting.

     (a)The chairman of the meeting shall have absolute authority over matters of procedure and there shall be no appeal from the ruling of the chairman. If the chairman, in his absolute discretion, deems it advisable to dispense with the rules of parliamentary procedure as to any one meeting of shareholders or part thereof, the chairman shall so state and shall clearly state the rules under which the meeting or appropriate part thereof shall be conducted.

     (b)If disorder should arise which prevents continuation of the legitimate business of the meeting, the chairman may quit the chair and announce the adjournment of the meeting; and upon his doing, the meeting is immediately adjourned.

     (c)The chairman may ask or require that anyone not a bona fide shareholder or proxy leave the meeting.

     (d)A resolution or motion shall be considered for vote only if proposed by a shareholder or duly authorized proxy, and seconded by an individual who is a shareholder or duly authorized proxy other than the individual who proposed the resolution or motion.



                                  ARTICLE III.
                               Board of Directors
                               ------------------

     Section 1. General Powers. The business and affairs of the corporation shall be managed by its Board of Directors, except as otherwise provided in the Colorado Corporation Code or the Articles of Incorporation.

     Section 2. Number, Tenure and Qualifications. The number of directors of the corporation shall be six (6). Directors shall be elected at each annual meeting of shareholders. The directors shall be divided into two classes, each class to be as nearly equal in number as possible. The term of the first class shall expire at the first annual meeting of shareholders after their election and that of the second class to expire at the second annual meeting after their election. At each annual meeting, the number of directors equal to the number of the class whose term expires at the time of such annual meeting shall be elected to hold office until the second succeeding annual meeting or until their successors are qualified. Directors need not be residents of Colorado or shareholders of the corporation. Directors shall be removable in the manner provided by the statutes of Colorado.

     Section 3. Vacancies. Any director may resign at any time by giving written notice to the Chief Executive officer, to the President or to the Secretary of the corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors shall be filled by the affirmative vote of a majority of the directors then in office or by an election at an annual meeting or at a special meeting of shareholders called for that purpose, and a director so chosen shall hold office for the term specified in Section 2 above.

     Section 4. Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this By-Law immediately after and at the same place as the annual meeting of shareholders. The Board of Directors may provide by resolution the time and place, either within or outside Colorado, for the holding of additional regular meetings without other notice than such resolution.

     Section 5. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the Chief Executive Officer, the President or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or outside Colorado, as the place for holding any special meeting of the Board of Directors called by them.

     Section 6. Notice. Notice of any special meeting shall be given at least five (5) days prior to the meeting by written notice delivered personally or mailed to each director at his business address, or by notice given at least two
(2) days prior to the meeting by telegraph, telex, telecopier, or other similar device. If mailed, such notice shall be deemed to be delivered three (3) days after such notice is deposited in the United States mail so addressed, with postage thereon prepaid. If notice is given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Any director may waive notice of any meeting. A director waives notice of a regular or special meeting by attending or participating in the meeting unless, at the beginning of the meeting, he objects to the holding of the meeting or the transaction of business at the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

     Section 7. Quorum. A majority of the number of directors fixed by Section 2 shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, for a period not to exceed sixty (60) days at any one adjournment.

     Section 8. Manner of Acting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

     Section 9. Compensation. By resolution of the Board of Directors, any director may be paid any one or more of the following: (i) his expenses, if any, of attendance at meetings; (ii) a fixed sum for attendance at each meeting;
(iii) a stated salary as director; or (iv) such other compensation as the corporation and the director may reasonably agree upon. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

     Section 10. Presumption of Assent. A director of the corporation who is present at a meeting of the Board of Directors or committee of the Board at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless (i) he objects at the beginning of the meeting to the holding of the meeting or the transaction of business at the meeting; (ii) he contemporaneously requests that his dissent be entered in the minutes of the meeting; (iii) he gives written notice of his dissent to the presiding officer of the meeting before its adjournment or delivers such dissent by registered mail to the Secretary of the corporation immediately after the adjournment of the meeting. A director may dissent to a specific action at a meeting while assenting to others. The right to dissent to a specific action taken at a meeting of the Board of Directors or a committee of the Board shall not be available to a director who voted in favor of such action.

     Section 11. Committees. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an executive committee, an audit committee, and one or more other committees, each of which, to the extent provided in the resolution, shall have all the authority of the Board of Directors, except that no such committee shall have the authority to: (i) declare dividends or distributions; (ii) approve or recommend to shareholders actions or proposals required by the Colorado Corporation Code to be approved by shareholders; (iii) fill vacancies on the Board of Directors or any committee thereof; (iv) amend the By-laws; (v) approve a plan of merger not requiring shareholder approval; (vi) reduce earned or capital surplus; (vii) authorize or approve the reacquisition of shares unless pursuant to a general formula or method specified by the Board of Directors; or (viii) authorize or approve the issuance or sale of, or any contract to issue or sell, shares or designate the terms of a series of a class of shares provided that the Board of Directors, having acted regarding general authorization for the issuance or sale of shares or any contract therefor and, in the case of a series, the designation thereof, may, pursuant to a general formula or method specified by the Board by resolution or by adoption of a stock option or other plan, authorize a committee to fix the terms of any contract for the sale of the shares and to fix the terms upon which such shares may be issued or sold, including, without limitation, the price, the dividend rate, provisions for redemption, sinking fund, conversion, or voting or preferential rights, and provisions for other features of a class of shares or a series of a class of shares, with full power of such committee to adopt any final resolution setting forth all terms thereof and to authorize the statement of the terms of a series for filing with the Secretary of State under the Colorado Corporation Code.

     Neither the designation of any such committee, the delegation of authority to such committee, nor any action by the committee pursuant to its authority shall alone constitute compliance by any member of the Board of Directors, nor a member of the committee in question, with his responsibility to conform to the standard of care set forth in Article III, Section 16 of these By-Laws.

     Section 12. Executive Committee. The Board of Directors, by resolution adopted by a majority of the number of directors fixed by Section 2, may designate two or more directors to constitute an executive committee, which shall have and may exercise all of the authority of the Board of Directors or such lesser authority as may be set forth in said resolution. No such delegation of authority shall operate to relieve the Board of Directors or any member of the Board from any responsibility imposed by law.

     Section 13. Audit Committee. The Board of Directors, by resolution adopted by a majority of the number of directors fixed by Section 2, shall designate an audit committee of not less than three nor more than five directors. The audit committee shall report to the Board of Directors from time to time or whenever it shall be called upon to do so.

     Section 14. Compensation Committee. The Board of Directors, by resolution adopted by a majority of the number of directors fixed by Section 2, may designate two or more directors to constitute a Compensation Committee. The Compensation Committee shall have as its primary duty the making of recommendations to the Board of Directors all matters concerning various forms of compensation, including salaries or stock option grants for individual officers, as well as annually recommend general ranges of compensation for non-officer employees of the Company, and to recommend, at least annually, compensation and committee assignments for directors.

     Section 15. Informal Action by Directors. Any action required or permitted to be taken at a meeting of the directors or any committee designated by the Board of Directors may be taken without a meeting if a consent (or counterparts thereof) in writing, setting forth the action so taken, shall be signed all of the directors entitled to vote with respect to the subject matter thereof and delivered to the Secretary of the corporation for inclusion in the minutes or for filing with the corporate records. Such consent shall have the same force and effect as a unanimous vote of the directors or committee members, and may be stated as such in any document. Action taken under this Section is effective when all directors or committee members have signed the consent unless the consent specifies a different effective date.

     Section 16. Telephonic Meetings. One or more members of the Board of Directors or any committee designated by the Board may participate in a meeting of the Board of Directors or a committee thereof by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear one another at the same time. Such participation shall constitute presence in person at the meeting.

     Section 17. Standard of Care. A director shall perform his duties as a director, including his duties as a member of any committee of the Board upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the corporation, and with such care as an ordinarily prudent person in a like position should use under similar circumstances. In performing his duties, a director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by the persons herein designated; but he shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause such reliance to be unwarranted. A person who so performs his duties shall not have any liability by reason of being or having been a director of the corporation.

     The designated persons on whom a director is entitled to rely are: (i) one or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented; (ii) counsel, public accountants or, other persons as to matters which the director reasonably believes to be within such persons' professional or expert competence; or (iii) a committee of the Board upon which the director does not serve, duly designated in accordance with Article III, Section 11 of these By-Laws, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

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


Section 18.  Agenda.   The order of business at all regular and special meetings
of the Board of Directors shall be:

                         1.  Calling of the roll.
                         2.  Reading and disposal of unapproved minutes.
                         3.  Reports of officers and committees.
                         4.  Report of audit committee.
                         5.  Old business.
                         6.  New business.
                         7.  Election of officers.
                         8.  Adjournment.


                                  ARTICLE IV.
                              Officers and Agents
                              -------------------

     Section 1. General. The officers of the corporation shall be a President, one or more Vice Presidents, a Secretary, and a Treasurer. The Board of Directors may appoint such other officers, assistant officers, committees and agents, including a Chairman of the Board (who may also be designated as the Chief Executive Officer), Assistant Secretaries and Assistant Treasurers, as they may consider necessary who shall be chosen in such manner and hold their offices for such terms and have such authority and duties as from time to time may be determined by the Board of Directors. The salaries of all the officers of the corporation shall be fixed by the Board of Directors. One person may hold more than one office, except that no person may simultaneously hold the office of President and Secretary. In all cases where the duties of any officer, agent or employee are not prescribed by the By-laws or by the Board of Directors, such officer, agent or employee shall follow the orders and instructions of the President and/or the Chief Executive Officer if one has been so designated.

     Section 2. Election and Term of Office. The officers of the corporation shall be elected by the Board of Directors annually at the first meeting of the Board held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until the first of the following occurs: until his successor shall have been duly elected and qualified; or until his death; or until he shall resign; or until he shall have been removed in the manner hereinafter provided.

     Section 3. Removal. Any officer or agent may be removed by the Board of Directors or by the executive committee whenever in its judgment the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not in itself create contract rights.

     Section 4. Vacancies. A vacancy in any office, however occurring, may be filled by the Board of Directors for the unexpired portion of the term.

     Section 5. President. Subject to the direction and supervision of the Board of Directors and the Chairman of the Board who may be designated as the Chief Executive Officer, the President shall be the Chief Operating Officer of the corporation and shall have general and active control of its affairs and business and general supervision of its officers, agents and employees. Unless otherwise directed by the Board of Directors, the President shall attend in person or by substitute appointed by him, or shall execute on behalf of the

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


corporation written instruments appointing a proxy or proxies to represent the corporation, at all meetings of the stockholders of any other corporation in which the corporation holds any stock. He may, on behalf of the corporation, in person or by substitute or by proxy, execute written waivers of notice and consents with respect to any such meetings. At all such meetings and otherwise, the President, in person or by substitute or proxy as aforesaid, may vote the stock so held by the corporation and may execute written consents and other instruments with respect to such stock and may exercise any and all rights and powers incident to the ownership of said stock, subject however to the instructions, if any, of the Board of Directors. The President shall have custody of the Treasurer's bond, if any.

     Section 6. Vice Presidents. The Vice Presidents shall assist the Chief Executive Officer and the President and shall perform such duties as may be assigned to them by the either the Chief Executive Officer or the President or by the Board of Directors. The corporation shall have as many Vice Presidents, including an Executive Vice President and Senior Vice President, as the Board deems necessary for the conduct of the corporation's business. In the absence of the Chief Executive Officer or the President, the Executive Vice President, if any (or, if there be more than one, the Vice Presidents in the order designated by the Board of Directors, or if the Board makes no such designation, then the Vice President designated by the President, or if neither the Board nor the President makes any such designation, the Senior Vice President as determined by the first-election to that office) shall have the powers and perform the duties of the President.

     Section 7. Secretary. The Secretary shall: (a) keep the minutes of the proceedings of the shareholders, executive committee, audit committee, and the Board of Directors; (b) see that all notices are duly given in accordance with the provisions of these By-Laws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation and affix the seal to all documents when authorized by the Board of Directors; (d) keep at its registered office or principal place of business within or outside Colorado a record containing the names and addresses of all shareholders and the number and class of shares held by each, unless such a record shall be kept at the office of the corporation's transfer agent or registrar; (e) sign with the President, or a Vice President, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation, unless the corporation has a transfer agent; and (g) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or by the Board of Directors. Assistant Secretaries, if any, shall have the same duties and powers, subject to supervision by the Secretary. The directors and/or shareholders may, however, respectively designate a person other than the Secretary or Assistant Secretary to keep the minutes of their respective meetings.

     Any books, records, or minutes of the corporation may be in written form or in any form capable of being converted into written form within a reasonable time.

     Section 8. Treasurer. The Treasurer shall be the principal financial officer of the corporation, shall have the care and custody of all funds, securities, evidences of indebtedness and other personal property of the corporation and shall deposit the same in accordance with the instructions of the Board of Directors. He shall receive and give receipts and acquittances for money paid in on account of the corporation, and shall pay out of the funds on hand all bills, payrolls and other just debts of the corporation of whatever nature upon maturity. He shall perform all other duties incident to the office of the Treasurer and, upon request of the Board, shall make such reports to it as may be required at any time. He shall, if required by the Board, give the corporation a bond in such sums and with such sureties as shall be satisfactory to the Board, conditioned upon the faithful performance of his duties and for the restoration to the corporation of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation. He shall have such other powers and perform such other duties as may from time to time be prescribed by the Board of Directors, the Chief Executive Officer, or the President. The Assistant Treasurers, if any, shall have the same powers and duties, subject to the supervision of the Treasurer.

     The Treasurer shall also be the principal accounting officer of the corporation. He shall prescribe and maintain the methods and systems of accounting to be followed, keep complete books and records of account, prepare and file all local, state and federal tax returns, prescribe and maintain an adequate system of internal audit, and prepare and furnish to the Chief Executive Officer and the President and the Board of Directors statements of account showing the financial position of the corporation and the results of its operations.


                                   ARTICLE V.
                                     Stock
                                     -----

     Section 1. Certificates. The shares of stock shall be represented by consecutively numbered certificates signed in the name of the corporation by its President or a Vice President and the Secretary or an Assistant Secretary, and shall be sealed with the seal of the corporation, or with a facsimile thereof. The signatures of the corporation's officers on such certificate may also be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the corporation itself or an employee of the corporation. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of its issue. Certificates of stock shall be in such form consistent with law as shall be prescribed by the Board of Directors. No certificate shall be issued until the shares represented thereby are fully paid.

     Section 2. Consideration for Shares. Shares shall be issued for such consideration, expressed in dollars (but not less than the par value thereof) as shall be fixed from time to time by the Board of Directors. Such consideration may consist in whole or in part of money, other property, tangible or intangible, or in labor or services actually performed for the corporation. Neither future services, nor the promissory note of a subscriber or direct purchaser of shares from the corporation nor the unsecured or nonnegotiable promissory note of any other person shall constitute payment or part payment for shares of the corporation.

     Treasury shares shall be disposed of for such consideration expressed in dollars as may be fixed from time to time by the Board.

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


     Section 3. Lost Certificates. In case of the alleged loss, destruction or mutilation of a certificate of stock, the Board of Directors may direct the issuance of a new certificate in lieu thereof upon such terms and conditions in conformity with law as it may prescribe. The Board of Directors may in its discretion require a bond in such form and amount and with such surety as it nay determine before issuing a new certificate.

     Section 4.Transfer of Shares. Upon surrender to the corporation or to a transfer agent of the corporation of a certificate of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and receipt of (i) such documentary stamps as may be required by law, and (ii) evidence of compliance with all applicable securities laws and other restrictions, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, and cancel the old certificate. Every such transfer of stock shall be entered on the stock books of the corporation which shall be kept at its principal office, or by its transfer agent or registrar duly appointed.

     Except as provided in Article II, Sections 7 and 11 of these By-Laws, the corporation shall be entitled to treat the registered holder of any shares of the corporation as the owner thereof for all purposes, and the corporation shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares on the part of any person other than the registered holder, including without limitation any purchaser, assignee or transferee of such shares or rights deriving from such shares, unless and until such other person becomes the registered holder of such shares. whether or not the corporation shall have either actual or constructive notice of the claimed interest of such other person.

     Section 5. Transfer Agent, Registrars. and Paying Agents. The Board may at its discretion appoint one or more transfer agents registrars and agents for making payment upon any class of stock, bond, debenture, or other security of the corporation. Such agents and registrars may be located either within or outside Colorado. They shall have such rights and duties and shall be entitled to such compensation as may be agreed.

                                  ARTICLE VI.
                             Provision of Insurance
                             ----------------------

     By action of the Board of Directors, notwithstanding any interest of the directors in the action, the corporation may purchase and maintain insurance, in such scope and amounts as the Board of Directors deems appropriate, on behalf of any person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of any other foreign or domestic corporation or of any partnership, joint venture, trust, other enterprise or employee benefit plan, against any liability asserted against, or incurred by, him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under applicable law. Any such insurance may be procured from any insurance company designated by the Board of Directors of the corporation, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity interest or other interest, through stock ownership or otherwise.

                                 ARTICLE VIII.
                                 Miscellaneous
                                 -------------

     Section 1. Waiver of Notice. Whenever notice is required by law, by the Articles of Incorporation or by these By-Laws, a waiver thereof in writing signed by the director, shareholder or other person entitled to said notice, whether before, at, or after the time stated therein, or his appearance at such meeting in person or (in the case of a shareholders' meeting) by proxy, shall be equivalent to such notice.

     Section 2. Seal. The corporate seal of the corporation shall be circular in form and shall contain the name of the corporation and the words, "Seal, Colorado."

     Section 3. Fiscal Year. The fiscal year of the corporation shall be as established by the Board of Directors.

     Section 4. Amendments. The Board of Directors shall have power to make, amend, and repeal the By-Laws of the corporation at any regular or special meeting of the Board unless the shareholders, in making, amending or repealing a particular By-Law, provide expressly that the directors may not amend or repeal such By-Law. The shareholders also shall have the power to make, amend or repeal the By-Laws of the corporation at any annual meeting or at any special meeting called for that purpose.

     Section 5. Gender. The masculine gender is used in these By-Laws as a matter of convenience only and shall be interpreted to include the female and neuter genders as the circumstances indicate.

     Section 6. Conflicts. In the event of any irreconcilable conflict between these By-Laws and either the corporation's Articles of Incorporation or applicable law, the latter shall control.

     Section 7. Definitions. Except as otherwise specifically provided in these By-Laws, all terms used in these By-Laws shall have the same definition as in the Colorado Corporation Code.



                                                                Adopted 12/ 5/88
                                                                 Amended 8/21/89
                                                                 Amended 2/16/93
                                                                  Amended 5/6/93
                                                                Amended 10/18/94
                                                                 Amended 2/13/95
                                                                 Amended 2/12/98

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